Supplement to the
Fidelity Total Bond ETF
September 25, 2014
Prospectus

Effective April 1, 2015, following an internal corporate reorganization, Fidelity Management & Research (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Fund Summary" section under the heading "Investment Adviser" on page 5.

Fidelity Investments Money Management, Inc. (FIMM) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. FMR Co., Inc. (FMRC), Fidelity Management & Research (U.K.) Limited (FMR U.K., formerly Fidelity Management & Research (U.K.) Inc.), and other investment advisers serve as sub-advisers for the fund.

T14-15-01  April 1, 2015
1.9864452.100

Supplement to the

Fidelity® Total Bond ETF (FBND)
A Fund of Fidelity Merrimack Street Trust

STATEMENT OF ADDITIONAL INFORMATION

Principal U.S. Listing Exchange: NYSE Arca, Inc.

September 25, 2014

The following information replaces similar information found in the "Trustees and Officers" section on page 53.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Total Bond ETF	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton*	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Total Bond ETF	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Total Bond ETF	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

* As of January 17, 2013.

Effective April 1, 2015, following an internal corporate reorganization, Fidelity Management & Research (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Control of Investment Advisers" section beginning on page 54.

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FIMM, Fidelity Management & Research (U.K.) Limited. (FMR U.K., formerly Fidelity Management & Research (U.K.) Inc.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

T14B-15-01  April 1, 2015
1.9862952.101